PLAYCORE, INC.
                            PLAYCORE WISCONSIN, INC.

                            RESTATED CREDIT AGREEMENT

                                 Amendment No. 2
                                 ---------------

         This Agreement, dated as of April 13, 2000 (this "Agreement"), is among PlayCore Wisconsin, Inc., a Wisconsin corporation, the Subsidiaries of PlayCore Wisconsin, Inc. party hereto, PlayCore Wisconsin, Inc.'s corporate parent PlayCore, Inc., a Delaware corporation, the Lenders party hereto and Fleet National Bank, both in its capacity as a Lender and in its capacity as agent for itself and the other Lenders. The parties agree as follows:

         1. Credit Agreement; Definitions. This Agreement amends the Credit Agreement dated as of March 13, 1997, as amended and restated as of February 16, 1999, among the parties hereto (as in effect prior to giving effect to this Agreement, the "Credit Agreement"). Terms defined in the Credit Agreement as amended hereby (the "Amended Credit Agreement") and not otherwise defined herein are used with the meaning so defined.

         2. Amendment of Credit Agreement. Effective upon the date hereof, the definition of the term "Borrowing Base" in Section 1.18 of the Credit Agreement is amended by adding the following clause (c) immediately following clause (b) thereof and prior to the proviso thereto:

                           "plus (c) (i) prior to May 11, 2000,  $5,000,000  and
                  (ii) from May 11, 2000 through May 26, 2000, $2,000,000;"

         3. Representations and Warranties. Each of the Borrower and the Guarantors jointly and severally represents and warrants as follows:

                  3.1. Legal Existence, Organization. Each of the Borrower and the Guarantors is duly organized and validly existing and in good standing under the laws of the jurisdiction of its organization, with all power and authority, corporate or otherwise, necessary (a) to enter into and perform this Agreement and the Amended Credit Agreement and
         (b) to own its properties and carry on the business now conducted or proposed to be conducted by it. Each of the Borrower and the Guarantors has taken all corporate or other action required to make the provisions of this Agreement and the Amended Credit Agreement the valid and enforceable obligations they purport to be.

                  3.2. Enforceability. Each of the Borrower and the Guarantors has duly authorized, executed and delivered this Agreement. Each of this Agreement and the Amended Credit Agreement is the legal, valid and binding obligation of each of the Borrower and the Guarantors and is enforceable against the Borrower and the Guarantors in accordance with its terms.

                  3.3. No Legal Obstacle to Agreements. Neither the execution, delivery or performance of this Agreement, nor the performance of the Amended Credit Agreement, nor the consummation of any other transaction referred to or contemplated by this Agreement, nor the fulfillment of the terms hereof or thereof, has constituted or resulted in or will constitute or result in:

                  (a) any breach or termination of any agreement, instrument, deed or lease to which the Holding Company or any of its Subsidiaries is a party or by which it is bound, or of the Charter or By-laws of the Holding Company or any of its Subsidiaries;

                  (b) the violation of any law, judgment, decree or governmental order, rule or regulation applicable to the Holding Company or any of its Subsidiaries;

                  (c) the creation under any agreement, instrument, deed or lease of any Lien (other than Liens on the Credit Security which secure the Credit Obligations) upon any of the assets of the Holding Company or any of its Subsidiaries; or

                  (d) any redemption, retirement or other repurchase obligation of the Holding Company or any of its Subsidiaries under any Charter, By-law, agreement, instrument, deed or lease.

         No approval, authorization or other action by, or declaration to or filing with, any governmental or administrative authority or any other Person is required to be obtained or made by the Holding Company or any of its Subsidiaries in connection with the execution, delivery and performance of this Agreement or the performance of the Amended Credit Agreement, or the consummation of the transactions contemplated hereby or thereby.

                  3.4.   Defaults.   Immediately  after  giving  effect  to  the
         amendments  set forth in Section 2 hereof and the  waivers set forth in
         Section 4 hereof, no Default will exist.

                  3.5. Incorporation of Representations and Warranties. The representations and warranties set forth in Section 7 of the Amended Credit Agreement are true and correct on the date hereof as if originally made on and as of the date hereof.

         4. Waivers With Respect to Certain Events of Default. The Lenders waive the Events of Default caused by (a) the Borrower paying on or prior to the date hereof the interest payment due under the Credit Agreement on March 31, 2000 and
(b) the sum of the Revolving Loan plus Letter of Credit Exposure exceeding the Borrowing Base (as defined in the Credit Agreement prior to giving effect to this Agreement) by no more than $6,600,000 for the period from January 1, 2000 through the date hereof.

         5. Amendment Fee. On May 26, 2000, the Borrower shall pay to the Agent for the accounts of the respective Lenders in accordance with their respective Commitments in the Revolving Loan an amendment fee (the "Amendment Fee") equal to $400,000; provided, however, that (a) in the event the Borrowing Base exceeds the sum of the Revolving Loan plus the Letter of Credit Exposure by at least $2,000,000 at all times after May 10, 2000, the Amendment Fee shall be reduced to $200,000 and (b) in the event clause (a) does not apply, but the Borrowing Base exceeds the sum of the Revolving Loan plus the Letter of Credit Exposure by at least $2,000,000 on and after May 25, 2000, the Amendment Fee shall be reduced to $300,000. In addition, the Borrower shall pay to the Agent the reasonable fees and expenses of its special counsel in connection with this Agreement.

         6. General. The Amended Credit Agreement and all of the Credit Documents are each confirmed as being in full force and effect. This Agreement, the Amended Credit Agreement and the other Credit Documents referred to herein or therein constitute the entire understanding of the parties with respect to the subject matter hereof and thereof and supersede all prior and current understandings and agreements, whether written or oral. Each of this Agreement and the Amended Credit Agreement is a Credit Document and may be executed in any number of counterparts, which together shall constitute one instrument, and shall bind and inure to the benefit of the parties and their respective successors and assigns, including as such successors and assigns all holders of any Credit Obligation. This Agreement shall be governed by and construed in accordance with the laws (other than the conflict of law rules) of The Commonwealth of Massachusetts.

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                                       -3-

         Each of the undersigned has caused this Agreement to be executed and delivered by its duly authorized officer as an agreement under seal as of the date first above written.

                                        PLAYCORE, INC.


                                        By /s/
                                           ------------------------------------
                                              Title:

                                        PLAYCORE WISCONSIN, INC.


                                        By /s/
                                           ------------------------------------
                                              Title:

                                        HEARTLAND INDUSTRIES, INC. (DE)


                                        By /s/
                                           ------------------------------------
                                               Title:

                                        FLEET NATIONAL BANK


                                        By /s/
                                           ------------------------------------
                                              Title:

                                        LASALLE BANK NATIONAL ASSOCIATION


                                        By /s/
                                           ------------------------------------
                                              Title:

                                        MASSACHUSETTS MUTUAL LIFE INSURANCE
                                        COMPANY


                                        By /s/
                                           ------------------------------------
                                              Title:

                                        MASSMUTUAL HIGH YIELD PARTNERS II, LLC
                                        By HYP MANAGEMENT, INC., as
                                           Managing Member


                                        By /s/
                                           ------------------------------------
                                              Title:

                                        FIRSTAR BANK MILWAUKEE, N.A.


                                        By /s/
                                           ------------------------------------
                                              Title:

                                        M & I MARSHALL & ILSLEY BANK


                                        By /s/
                                           ------------------------------------
                                              Title:

                                        By /s/
                                           ------------------------------------
                                              Title:

                                        KEY CORPORATE CAPITAL INC.


                                        By /s/
                                           ------------------------------------
                                              Title:


                                       -5-